SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    --------

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) August 19, 2002
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                            MORGAN GROUP HOLDING CO.
                            ------------------------

             (Exact Name of Registrant as Specified in its Charter)



    Delaware                       333-73996               13-4196940
    --------                       ---------               ----------
(State of other                (Commission File           (IRS Employer
Jurisdiction of                     Number)              Identification)
Incorporation)




401 Theodore Fremd Avenue,  Rye, New York                      10580
-----------------------------------------                      -----
(Address of Principal Executive Offices                       Zip Code



Registrant's Telephone Number, Including Area Code: 914-921-1877
                                                    ------------


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ITEM 9.  Regulation FD Disclosure.
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Explanation  for failure to accompany June 30, 2002,  Form 10-Q with Section 906
Certifications

On August 19, 2002, Morgan Group Holding Co. (OTC:MGHL), a Delaware corporation, filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q"). The certification of periodic financial reports required under
Section 906(a) of the Sarbanes-Oxley Act of 2002 did not accompany the Form 10-Q. Our Chief Executive Officer is willing to certify to the "Parent Company" data presented in the Form 10-Q but is unwilling to certify to the consolidated financial statements contained in the Form 10-Q. Our Chief Financial Officer has signed the Form 10-Q on behalf of MGHL but is also unwilling to certify to the consolidated financial statements contained in the Form 10-Q.

MGHL is a holding company that consolidates financial statements with The Morgan Group, Inc. (ASE:MG), in which MGHL has a 64.2% ownership interest and a 77.6% voting interest. MG is a Securities Exchange Act reporting company.

On or about August 7, 2002, MGHL was informed of certain irregularities in compliance procedures by MG in respect of a credit facility between MG and its primary lender. Upon receipt of such information, MGHL's officers began an inquiry to determine the underlying cause of such compliance issues and to further determine whether there are any financial statement consequences as a result thereof. The inquiry is still underway.


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





                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Morgan Group Holding Co.

                                               /s/Robert E. Dolan
                                               ------------------------
                                               Robert E. Dolan
                                               Chief Financial Officer




Date: August 19, 2002




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